EXHIBIT 32.1

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Ness Energy International, Inc. (the "Company") on Form 10-QSB for the three months ended March 31, 2005 (the "Report") filed with the Securities and Exchange Commission, I, Sha Stephens, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MAY 16, 2005 /s/ Sha Stephens --------------------------------- SHA STEPHENS CHIEF EXECUTIVE OFFICER & PRESIDENT

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO NESS ENERGY INTERNATIONAL, INC. AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.